                                                                   EXHIBIT 4.11





                        ================================

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                              WALBRO CAPITAL TRUST

                          Dated as of February 3, 1997

                        ================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS


SECTION 1.1                Definitions  . . . . . . . . . . . . . . . . . .    2


                                   ARTICLE II
                              TRUST INDENTURE ACT

SECTION 2.1                Trust Indenture Act; Application   . . . . . . .    9
SECTION 2.2                Lists of Holders of Securities   . . . . . . . .   10
SECTION 2.3                Reports by the Institutional Trustee   . . . . .   10
SECTION 2.4                Periodic Reports to the Institutional
                             Trustee. . . . . . . . . . . . . . . . . . . .   11
SECTION 2.5                Evidence of Compliance with
                               Conditions Precedent . . . . . . . . . . . .   11
SECTION 2.6                Event of Default; Waiver   . . . . . . . . . . .   11
SECTION 2.7                Event of Default; Notice   . . . . . . . . . . .   13


                                  ARTICLE III
                             ORGANIZATION OF TRUST

SECTION 3.1                Name   . . . . . . . . . . . . . . . . . . . . .   14
SECTION 3.2                Office   . . . . . . . . . . . . . . . . . . . .   15
SECTION 3.3                Purpose  . . . . . . . . . . . . . . . . . . . .   15
SECTION 3.4                Prohibition of Actions by the Trust
                               and the Trustees . . . . . . . . . . . . . .   15
SECTION 3.5                General Authority of the Trustees  . . . . . . .   16
SECTION 3.6                Title to Property of the Trust   . . . . . . . .   16
SECTION 3.7                Not Responsible for Recitals or
                               Issuance of Securities . . . . . . . . . . .   16
SECTION 3.8                Duration of Trust  . . . . . . . . . . . . . . .   17
SECTION 3.9                Mergers  . . . . . . . . . . . . . . . . . . . .   17
SECTION 3.10               Termination of Trust   . . . . . . . . . . . . .   19


                                   ARTICLE IV
                                    SPONSOR

SECTION 4.1                Sponsor's Purchase of Common Securities  . . . .   20
SECTION 4.2                Responsibilities of the Sponsor  . . . . . . . .   20

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                                                                            ----

                                   ARTICLE V
                                    TRUSTEES

SECTION 5.1                Number of Trustees   . . . . . . . . . . . . . .   21
SECTION 5.2                Delaware Trustee; Eligibility  . . . . . . . . .   21
SECTION 5.3                Institutional Trustee; Eligibility   . . . . . .   22
SECTION 5.4                Qualifications of Regular Trustees
                               and Delaware Trustee Generally . . . . . . .   23
SECTION 5.5                Initial Trustees   . . . . . . . . . . . . . . .   23
SECTION 5.6                Appointment, Removal and Resignation
                               of Trustees  . . . . . . . . . . . . . . . .   24
SECTION 5.7                Vacancies among Trustees   . . . . . . . . . . .   25
SECTION 5.8                Merger, Conversion, Consolidation
                               or Succession to Business of a
                               Trustee  . . . . . . . . . . . . . . . . . .   26
SECTION 5.9                Authority, Powers and Duties of
                               the Regular Trustees   . . . . . . . . . . .   26
SECTION 5.10               Delegation of Powers and Duties of
                               the Regular Trustees . . . . . . . . . . . .   30
SECTION 5.11               Powers and Duties of the Institutional
                               Trustee  . . . . . . . . . . . . . . . . . .   30
SECTION 5.12               Certain Duties and Responsibilities
                               of the Institutional Trustee . . . . . . . .   32
SECTION 5.13               Certain Rights of Institutional
                               Trustee  . . . . . . . . . . . . . . . . . .   34
SECTION 5.14               Delaware Trustee   . . . . . . . . . . . . . . .   37
SECTION 5.15               Meetings   . . . . . . . . . . . . . . . . . . .   37


                                   ARTICLE VI
                                 DISTRIBUTIONS

SECTION 6.1                Distributions  . . . . . . . . . . . . . . . . .   38


                                  ARTICLE VII
                                 THE SECURITIES

SECTION 7.1                Title and Terms  . . . . . . . . . . . . . . . .   38
SECTION 7.2                General Provisions Regarding the
                               Securities . . . . . . . . . . . . . . . . .   39
SECTION 7.3                General Form of Certificates   . . . . . . . . .   39
SECTION 7.4                Form of Preferred Securities
                               Certificates; Global Certificates  . . . . .   40
SECTION 7.5                Execution and Dating of Certificates   . . . . .   41
SECTION 7.6                Authentication of Preferred Security
                               Certificates . . . . . . . . . . . . . . . .   41
SECTION 7.7                Definitive Preferred Security
                               Certificates . . . . . . . . . . . . . . . .   42

                                                                            Page
                                                                            ----

SECTION 7.8                Temporary Certificates   . . . . . . . . . . . .   42
SECTION 7.9                Registrar, Paying Agent and Conversion
                               Agent  . . . . . . . . . . . . . . . . . . .   42
SECTION 7.10               Paying Agent to Hold Money in Trust  . . . . . .   43
SECTION 7.11               Outstanding Preferred Securities   . . . . . . .   44
SECTION 7.12               Preferred Securities in Treasury   . . . . . . .   44
SECTION 7.13               Notices to Clearing Agency   . . . . . . . . . .   44
SECTION 7.14               Appointment of Successor Clearing
                               Agency . . . . . . . . . . . . . . . . . . .   45
SECTION 7.15               Deemed Security Holders  . . . . . . . . . . . .   45


                                  ARTICLE VIII
                     TRANSFERS, EXCHANGES AND CANCELLATIONS
                                 OF SECURITIES

SECTION 8.1                General  . . . . . . . . . . . . . . . . . . . .   45
SECTION 8.2                Transfer Procedures and Restrictions
                               for Global Certificates  . . . . . . . . . .   46
SECTION 8.3                Mutilated, Destroyed, Lost or Stolen
                               Certificates; Replacement
                               Securities . . . . . . . . . . . . . . . . .   47
SECTION 8.4                    Cancellation of Preferred Security
                               Certificates . . . . . . . . . . . . . . . .   48


                                   ARTICLE IX
                       LIMITATION OF LIABILITY OF HOLDERS
                       OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1                Liability  . . . . . . . . . . . . . . . . . . .   48
SECTION 9.2                Exculpation  . . . . . . . . . . . . . . . . . .   49
SECTION 9.3                Fiduciary Duty   . . . . . . . . . . . . . . . .   50
SECTION 9.4                Indemnification  . . . . . . . . . . . . . . . .   51
SECTION 9.5                Outside Businesses . . . . . . . . . . . . . . .   54


                                   ARTICLE X
                                   ACCOUNTING

SECTION 10.1               Fiscal Year  . . . . . . . . . . . . . . . . . .   55
SECTION 10.2               Certain Accounting Matters   . . . . . . . . . .   55
SECTION 10.3               Banking  . . . . . . . . . . . . . . . . . . . .   56
SECTION 10.4               Withholding  . . . . . . . . . . . . . . . . . .   56

                                                                            Page
                                                                            ----

                                   ARTICLE XI
                            AMENDMENTS AND MEETINGS

SECTION 11.1               Amendments   . . . . . . . . . . . . . . . . . .   57
SECTION 11.2               Meetings of the Holders of Securities;
                               Action by Written Consent  . . . . . . . . .   59


                                  ARTICLE XII
                    REPRESENTATIONS OF INSTITUTIONAL TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 12.1               Representations and Warranties of
                               Institutional Trustee  . . . . . . . . . . .   61
SECTION 12.2               Representations and Warranties of
                               Delaware Trustee . . . . . . . . . . . . . .   62


                                  ARTICLE XIII
                                 MISCELLANEOUS

SECTION 13.1               Notices  . . . . . . . . . . . . . . . . . . . .   63
SECTION 13.2               Governing Law  . . . . . . . . . . . . . . . . .   64
SECTION 13.3               Intention of the Parties   . . . . . . . . . . .   64
SECTION 13.4               Headings   . . . . . . . . . . . . . . . . . . .   64
SECTION 13.5               Successors and Assigns   . . . . . . . . . . . .   65
SECTION 13.6               Partial Enforceability   . . . . . . . . . . . .   65
SECTION 13.7               Counterparts   . . . . . . . . . . . . . . . . .   65


                               ANNEX AND EXHIBITS

ANNEX I                    Terms of 8% Convertible Trust
                           Preferred Securities
                           and 8% Convertible Common Securities

Exhibit  A-1               Form of Preferred Security

Exhibit  A-2               Form of Common Security

Exhibit  B                 Form of Debenture

                             CROSS-REFERENCE TABLE*


    Section of
Trust Indenture Act                                                Section of
of 1939, as amended                                                Declaration
-------------------                                                -----------
310(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .        5.3(a)
310(c)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Inapplicable
311(c)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Inapplicable
312(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .        2.2(a)
312(b)  . . . . . . . . . . . . . . . . . . . . . . . . . .        2.2(b)
313 . . . . . . . . . . . . . . . . . . . . . . . . . . . .        2.3
314(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .        2.4
314(b)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Inapplicable
314(c)  . . . . . . . . . . . . . . . . . . . . . . . . . .        2.5
314(d)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Inapplicable
314(f)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Inapplicable
315(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .        5.12(b)-(e)
315(c)  . . . . . . . . . . . . . . . . . . . . . . . . . .        5.12(a)
315(d)  . . . . . . . . . . . . . . . . . . . . . . . . . .        5.12(a)
316(a)  . . . . . . . . . . . . . . . . . . . . . . . . . .        Annex I
316(c)  . . . . . . . . . . . . . . . . . . . . . . . . . .        5.9(d)(v)

_________________________

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              WALBRO CAPITAL TRUST

                                FEBRUARY 3, 1997


                 AMENDED AND RESTATED DECLARATION OF TRUST

                 ("Declaration") dated and effective as of February 3, 1997, by the undersigned trustees (together with all other Persons from time to time duly appointed and serving as trustees in accordance with the provisions of this Declaration, the "Trustees"), Walbro Corporation, a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust issued pursuant to this Declaration;

                 WHEREAS, the Trustees and the Sponsor established Walbro Capital Trust (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of December 17, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on December 17, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein); and

                 WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

                 NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such Trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1  Definitions.

                 Unless the context otherwise requires:

                 (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                 (b) a term defined anywhere in this Declaration has the same meaning throughout;

                 (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                 (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

                 (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

                 (f) a reference to the singular includes the plural and vice versa; and

                 (g) a reference to the masculine includes the feminine and vice versa.

                 "Additional Interest" means if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

                 "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                 "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                 "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                 "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.2.

                 "Business Day" means any day other than a day on which banking institutions in the City of New York, Detroit, Michigan or Wilmington, Delaware are authorized or required by law to close.

                 "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                 "Certificate" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

                 "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                 "Closing Date" means February 3, 1997.

                 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                 "Commission" means the Securities and Exchange Commission.

                 "Common Securities" has the meaning specified in Section 7.1.

                 "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                 "Common Securities Guarantee" means the Common Securities Guarantee Agreement dated as of February 3, 1997, of the Sponsor in respect of the Common Securities.

                 "Company Indemnified Person" means (i) any Regular Trustee;
(ii) any Affiliate of any Regular Trustee; (iii) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or (iv) any officer, employee or agent of the Trust or its Affiliates.

                 "Compounded Interest" means interest compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law upon interest accrued and unpaid (including Additional Interest) at the end of each Extension Period.

                 "Conversion Agent" has the meaning set forth in Section 7.9.

                 "Covered Person" means (a) any officer, director, stockholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                 "Debenture Issuer" means the Sponsor in its capacity as issuer of the Debentures.

                 "Debenture Trustee" means Bankers Trust Company, as Trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                 "Debentures" means the Debentures to be issued by the Debenture Issuer under the Indenture and to be held by the Institutional Trustee, a specimen certificate for such Debentures being Exhibit B hereto.

                 "Definitive Preferred Security Certificates" has the meaning set forth in Section 7.7.

                 "Delaware Trustee" has the meaning set forth in Section 5.2.

                 "Depositary" means The Depository Trust Company, the initial Clearing Agency, until a successor shall be appointed pursuant to Section 7.14, and thereafter means such successor Depositary.

                 "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                 "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

                 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

  "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

                 "Global Certificate" has the meaning set forth in Section
7.4(a).

                 "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                 "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                 "Indenture" means the Indenture dated as of February 3, 1997, between the Debenture Issuer and the Debenture Trustee, as it may be amended from time to time.

                 "Institutional Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3

                 "Institutional Trustee Account" has the meaning set forth in
Section 5.11(c).

                 "Investment Company" means an investment company as defined in the Investment Company Act.

                 "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                 "Legal Action" has the meaning set forth in Section
5.9(d)(vii).

                 "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of greater than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

                 "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                 (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                 (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                 (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                 (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                 "Paying Agent" has the meaning specified in Section 7.9.

                 "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                 "Preferred Securities" has the meaning specified in Section
7.1.

                 "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

                 "Preferred Securities Guarantee" means the Preferred Securities Guarantee Agreement dated as of February 3, 1997 of the Sponsor in respect of the Preferred Securities.

                 "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                 "Purchase Agreement" means the Underwriting Agreement dated as of January 29, 1997, among the Trust, the Sponsor and the underwriters named therein, relating to the Preferred Securities.

                 "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                 "Registrar" has the meaning set forth in Section 7.9.

                 "Registration Statement" means the Registration Statement on Form S-3 (Reg. No. 333-18971), including any amendments thereto, and the Rule 462(b) Registration Statement (Reg. No. 333-20609) relating to, the Preferred Securities, the Debentures, the Preferred Securities Guarantees, and the Common Securities of the Sponsor issuable upon conversion of the Debentures.

                 "Regular Trustee" means any Trustee other than the Institutional Trustee and the Delaware Trustee.

                 "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                 "Responsible Officer" means, with respect to the Institutional Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Institutional Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                 "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                 "Securities" means the Common Securities and the Preferred Securities.

                 "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                 "Securities Guarantees" means the Common Securities Guarantee and the Preferred Securities Guarantee.

                 "Special Event" has the meaning set forth in Annex I hereto.

                 "Sponsor" means Walbro Corporation, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

                 "Super Majority" has the meaning set forth in Section
2.6(a)(ii).

                 "Tax Event" has the meaning set forth in Annex I hereto.

                 "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of at least 10% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                 "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                 "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                 "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.


                                   ARTICLE II

                              TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.
             ---------------------------------

                 (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration and this Declaration shall, to the extent applicable, be governed by such provisions.

                 (b) The Institutional Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

                 (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Section
Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                 (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2  Lists of Holders of Securities.
             -------------------------------

                 (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Institutional Trustee (i) within 14 days after each record date for payment of

Distributions, a list, in such form as the Institutional Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Institutional Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Institutional Trustee. The Institutional Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in any List of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Institutional Trustee may destroy any List of Holders previously given to it oh receipt of a new List of Holders.

                 (b) The Institutional Trustee shall comply with its obligations under Section Section 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3  Reports by the Institutional Trustee.
             -------------------------------------

                 (a) Within 60 days after January 15 of each year, commencing January 15, 1998, the Institutional Trustee shall transmit by mail to Holders such reports concerning the Institutional Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Institutional Trustee with each stock exchange upon which the Securities are listed or quoted for trading, with the Commission and with the Company. The Trust will notify the Institutional Trustee when the Securities are listed or quoted for trading on any stock exchange.

SECTION 2.4  Periodic Reports to Institutional Trustee.
             ------------------------------------------

                 Each of the Sponsor and the Trust shall file with the Institutional Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to

Section 13 or 15(d) of the Exchange Act shall be filed with the Institutional Trustee within 15 days after the same is so required to be filed with the Commission.

                 Delivery of such reports, information and documents to the Institutional Trustee is for informational purposes only and the Institutional Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Institutional Trustee is entitled to rely exclusively on Officers' Certificates).

                 Each of the Sponsor and the Trust shall also provide to the Institutional Trustee on a timely basis such information as the Institutional Trustee requires to enable the Institutional Trustee to prepare and file any form required to be submitted by the Company with the Internal Revenue Service and the Holders of the Securities relating to original issue discount, if any, including, without limitation, Form 1099-OID or any successor form.

SECTION 2.5  Evidence of Compliance with Conditions Precedent.
             -------------------------------------------------

                 Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section  314(c)(1) may be given in the form of an Officers Certificate.

SECTION 2.6  Events of Default; Waiver.
             --------------------------

                 (a) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                 (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the

         Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                 The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                 (b) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                 (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                 (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Institutional Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Institutional Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Section Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Section Section 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                 (c) A waiver of an Event of Default under the Indenture by the Institutional Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7  Event of Default; Notice.
             -------------------------

                 (a) The Institutional Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Institutional Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the

Debentures or in the payment of any sinking fund installment established for the Debentures, the Institutional Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Institutional Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

                 (b) The Institutional Trustee shall not be deemed to have knowledge of any default except:

                 (i)      a default under Section 5.01(1) of the Indenture; or

                (ii) any default as to which the Institutional Trustee shall have received written notice or of which a Responsible Officer of the Institutional Trustee charged with the administration of the Declaration shall have actual knowledge.


                                  ARTICLE III

                             ORGANIZATION OF TRUST

SECTION 3.1  Name.
             -----

                 The Trust is named "Walbro Capital Trust," as such name may be modified from time to time by the Regular Trustees following 10 Business Days written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2  Office.
             -------

                 The address of the principal office of the Trust is c/o Walbro Corporation, 6242 Garfield Street, Cass City, Michigan 48726, Attention:
Lambert E. Althaver. On 10 Business Days written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3  Purpose.
             --------
                 The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4  Prohibition of Actions by the
             Trust and the Trustees.
             -----------------------------

                 The Trust shall not, and the Trustees (including the Institutional Trustee) on behalf of the Trust shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Institutional Trustee) shall not cause the Trust to:

                 (a) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                 (b) acquire any assets other than as expressly provided herein;

                 (c) possess Trust property for other than a Trust purpose;

                 (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

                 (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                 (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                 (g) other than as provided in this Declaration or Annex I hereto, (a) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (b) waive any past default that is waivable under the Indenture, (c) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (d) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such amendment or modification will not cause more than an insubstantial risk that (i) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or (ii) for United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.5  General Authority of the Trustees.
             ----------------------------------

                 In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.6  Title to Property of the Trust.
             -------------------------------

                 Except as provided in Section 5.11 with respect to the Debentures and the Institutional Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.7  Not Responsible for Recitals or Issuance
             of Securities.
             ----------------------------------------

                 The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.8  Duration of Trust.
             ------------------

                 The Trust, unless terminated pursuant to the provisions of
Section 3.10 hereof, shall exist until January 31, 2017.

SECTION 3.9  Mergers.
             --------
                 (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety, to any Person, except as described in Sections 3.9(b) and 3.9(c) or Section 3 of Annex I.

                 (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Institutional Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state of the United States; provided that:

                 (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                          (A) expressly assumes all of the obligations of the Trust under the Securities; or

                          (B) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Institutional Trustee as the Holder of the Debentures;

                 (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                   (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                   (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                 (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

                (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Institutional Trustee and experienced in such matters to the effect that:

                          (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                          (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company.

                 (c) Notwithstanding Section 3.9(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Common Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if in the opinion of a nationally recognized independent tax counsel experienced in such matters, such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.10  Termination of Trust.
              ---------------------

                   (a)      The Trust shall dissolve:

                   (i) upon the bankruptcy of the Sponsor or the Holder of the Common Securities;

                  (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities, the filing of a certificate of cancellation with respect to the Trust after having obtained the consent of at least a Majority in liquidation amount of the Securities, voting together as a single class, to file such certificate of cancellation, or the revocation of the Certificate of Incorporation of the Sponsor or the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                 (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest and Compounded Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

                   (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                  (vi) upon the distribution of the Sponsor's common stock to all Securities Holders upon conversion of all outstanding Preferred Securities; or

                 (vii) the expiration of the term of the Trust on January 31, 2017.

                 (b) As soon as is practicable after the occurrence of an event referred to in Section 3.10(a), the Regular Trustees shall pay (or make provision for the payment of) all claims against the Trust and shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

                 (c) The provisions of Article IX shall survive the termination of the Trust.


                                   ARTICLE IV

                                    SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

                 On the Closing Date and on any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement, the Sponsor will purchase all of the Common Securities issued by the Trust, in an aggregate amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2  Responsibilities of the Sponsor.
             --------------------------------

                 In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                 (a) to prepare for filing with the Commission, and execute on behalf of the Trust, the Registration Statement, including any amendments thereto;

                 (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions and to execute such documents on behalf of the Trust;

                 (c) to prepare for filing by the Trust, and execute on behalf of the Trust, an application to any national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

                 (d) to prepare for filing by the Trust with the Commission, and execute on behalf of the Trust, a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                 (e) to negotiate, and execute and deliver on behalf of the Trust, the terms of the Purchase Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities.

                                   ARTICLE V

                                    TRUSTEES

SECTION 5.1  Number of Trustees.
             -------------------

                 The initial number of Trustees shall be five.

                 The number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that the number of Trustees shall in no event be less than two; provided further that (i) there shall be at least two Regular Trustees who are employees or officers of, or affiliated with the Sponsor and (ii) one Trustee shall be the Institutional Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2  Delaware Trustee; Eligibility.
             ------------------------------

                 If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be

                 (a) a natural person who is resident of the State of Delaware; or

                 (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law, provided that, if the Institutional Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Institutional Trustee may also be the Delaware Trustee and
         Section 5.14 shall have no application.

SECTION 5.3  Institutional Trustee; Eligibility.
             -----------------------------------
                 (a) There shall at all times be one Trustee which shall act as Institutional Trustee and shall

                 (i)    not be an Affiliate of the Sponsor;

                (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                 (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent the Investment Company Act or Trust Indenture Act requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Institutional Trustee shall possess those qualifications.

                   (b) If at any time the Institutional Trustee shall cease to be eligible to so act under Section 5.3(a), the Institutional Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

                   (c) If the Institutional Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of
Section 310(b) of the Trust Indenture Act.

                   (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4  Qualifications of Regular Trustees and
             Delaware Trustee Generally.
             --------------------------------------

                 Each Regular Trustee and the Delaware Trustee (unless the Institutional Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5  Initial Trustees.
             ----------------

                 (a)      The initial Regular Trustees are:



                          Lambert E. Althaver
                          c/o Walbro Corporation
                          6242 Garfield Street
                          Cass City, MI  48726

                          Michael A. Shope
                          c/o Walbro Corporation
                          6242 Garfield Street
                          Cass City, MI  48726

                          Daniel L. Hittler
                          c/o Walbro Corporation
                          6242 Garfield Street
                          Cass City, MI  48726

                          The initial Delaware Trustee is:

                          Bankers Trust (Delaware)
                          1001 Jefferson Street
                          Wilmington, DE  19801
                          Attention:  Lisa Wilkins

                          The initial Institutional Trustee is:

                          Bankers Trust Company
                          Four Albany Street - Fourth Floor
                          New York, NY  10006
                          Attention:  Corporate Market Services


SECTION 5.6  Appointment, Removal and Resignation of Trustees.
             ------------------------------------------------

                 (a) Subject to Sections 5.6(b) and 5.6(c), Trustees may be appointed or removed without cause at any time by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class.

                 (b) The Trustee that acts as Institutional Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as a Institutional Trustee under Section 5.3 (a "Successor Institutional Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the removed Institutional Trustee.

                 (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

                 (d) A Trustee appointed to office shall hold office until his or its successor shall have been appointed or until his or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                 (i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                          (A) until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

                          (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                 (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                 (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with
Section 5.6(d).

                 (f) If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 30 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

                 (g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7  Vacancies among Trustees.
             ------------------------

                 If a Trustee ceases to hold office for any reason
and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be
conclusive evidence of the existence of such vacancy.   The vacancy shall be
filled with a Trustee appointed in accordance with Section 5.6.

                 The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.8  Merger, Conversion, Consolidation or
             Succession to Business of a Trustee.
             -----------------------------------

                 Any Person into which the Institutional Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Institutional Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Institutional Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Institutional Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 5.9  Authority, Powers and Duties of the Regular
             Trustees.
             -------------------------------------------

                 (a) Subject to the limitations provided in this Declaration and to the specific duties of the Institutional Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Institutional Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust.

                 (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                 (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 5.9.

                 (d) The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                 (i) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date and any other date Preferred Securities and Common Securities are sold pursuant to the over-allotment option granted in the Purchase Agreement;

                 (ii) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                          (A) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary in order to qualify or register all or part of the Preferred Securities in any state or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                          (B) execute and file an application, prepared by the Sponsor, to any national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities, from time to time;

                          (C) execute and deliver letters, documents, or instruments to the Depositary relating to the Preferred Securities; and

                          (D) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

                 (iii) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Institutional Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

                  (iv) to give the Sponsor and the Institutional Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Institutional Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

                   (v) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of
         Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and

         Holders of Common Securities as to such actions and applicable record dates;

                  (vi) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                 (vii) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
         Section 5.11(e), the Institutional Trustee has the exclusive power to bring such Legal Action;

                (viii) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, advisors, and consultants and pay reasonable compensation for such services;

                  (ix) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                   (x) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;

                  (xi) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                 (xii) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

                (xiii) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                 (xiv) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (xv) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                 (xvi) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 5.9, including, but not limited to:

                          (A) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                          (B) causing the Trust to be classified for United States federal income tax purposes as a grantor trust; and

                          (C) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

         provided that such action does not adversely affect the interests of Holders; and

              (xvii) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                 (e) The Regular Trustees must exercise the powers set forth in this Section 5.9 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                 (f) Subject to this Section 5.9, the Regular Trustees shall have none of the powers or the authority of the Institutional Trustee set forth in Section 5.11.

                 (g) Any expenses incurred by the Regular Trustees pursuant to this Section 5.9 shall be reimbursed by the Debenture Issuer.

SECTION 5.10 Delegation of Powers and Duties of the
             Regular Trustees.
             --------------------------------------

                 The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein. The Regular Trustees may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 their power for the purpose of executing any documents contemplated in Section 5.9, including making any governmental filing.

SECTION 5.11  Powers and Duties of the Institutional Trustee.
              ----------------------------------------------

                 (a) The legal title to the Debentures shall be owned by and held of record in the name of the Institutional Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Institutional Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Successor Institutional Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                 (b) The Institutional Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Institutional Trustee does not also act as Delaware Trustee).

                 (c)      The Institutional Trustee shall:

                 (i) establish and maintain a segregated non-interest bearing trust account (the "Institutional Trustee Account") in the name of and under the exclusive control of the Institutional Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Institutional Trustee, deposit such funds into the Institutional Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Institutional Trustee Account in accordance with Section 6.1. Funds in the Institutional Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Institutional Trustee Account shall be an account that is maintained with the Institutional Trustee or a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                 (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain Special Events pursuant to the terms of the Securities.

                   (d) The Institutional Trustee shall take all actions and perform such duties as may be specifically required of the Institutional
Trustee pursuant to the terms of the Securities.

                   (e) The Institutional Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Institutional Trustee occurs and is continuing, the Institutional Trustee shall, for the benefit of Holders of the Securities, but subject to the rights of the Holders pursuant to the terms of such Securities, enforce its rights as holder of the Debentures, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.

                   (f) Subject to this Section 5.11, the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 5.9.

                   (g) The Institutional Trustee must exercise the powers set forth in this Section 5.11 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Institutional Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 5.12  Certain Duties and Responsibilities of the
              Institutional Trustee.
              ------------------------------------------

                 (a) The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (b) No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration.

                 (c) The Institutional Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts.

                 (d) The Institutional Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration.

                 (e) The Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

                 (f) No provision of this Declaration shall require the Institutional Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Institutional Trustee against such risk or liability is not reasonably assured to it.

                 (g) The Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Institutional Trustee Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act.

                 (h) The Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Institutional Trustee Account maintained by the Institutional Trustee pursuant to Section 5.11(c)(i) and except to the extent otherwise required by law.

                 (i) The Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

SECTION 5.13  Certain Rights of Institutional Trustee.
              ---------------------------------------

                   (a)      Subject to the provisions of Section 5.12:

                   (i) the Institutional Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers Certificate;

                 (iii) whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Institutional Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                   (v) the Institutional Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Institutional Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Institutional Trustee adequate security and indemnity, reasonably satisfactory to the Institutional Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Institutional Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided that, nothing contained in this Section 5.13(a)(vi) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                 (vii) the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Institutional Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                (viii) the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Institutional Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                   (x) whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Institutional Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be fully protected in acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                 (xii) the Institutional Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                   (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

SECTION 5.14  Delaware Trustee.
              ----------------

                 Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

SECTION 5.15  Meetings.
              --------

                 If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of an activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.


                                   ARTICLE VI

                                 DISTRIBUTIONS

SECTION 6.1  Distributions.
             -------------

                 If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest), Additional Interest, premium and/or principal on the Debentures held by the Institutional Trustee (the amount of any such payment being a "Payment Amount"), the Institutional Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Preferred Securities and Common Securities in accordance with the preferences set forth in the respective terms of such Securities, as described it Annex I hereto.


                                  ARTICLE VII

                                 THE SECURITIES

SECTION 7.1  Title and Terms.
             ---------------

                 The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), each having such terms (the "Terms") as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto.

                 The Terms of the Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Institutional Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such Terms and to be bound thereby.

SECTION 7.2  General Provisions Regarding the Securities.
             -------------------------------------------

                 (a) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                 (b) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and, subject to Section 9.1(b), nonassessable undivided beneficial interests in the assets of the Trust.

                 (c) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.3  General Form of Certificates.
             ----------------------------

                 The Preferred Security Certificates and the Institutional Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Security Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration.

                 The Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage. The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Institutional Trustee in writing.

                 The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Regular Trustees, as evidenced by execution by one or more thereof. The Trust shall issue no Securities in bearer form.

SECTION 7.4  Form of Preferred Securities Certificates;
             Global Certificates.
             ------------------------------------------
                 (a) Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. No Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in
Section 7.7

                 (b) Unless required by the Depositary, any securities exchange on which the Preferred Securities may be listed or quoted for trading or any rule, regulation or law, Preferred Securities issued in the form of Global Certificates need not be printed, lithographed or engraved on steel engraved borders, but shall be in such form as is acceptable to the Depositary.

                 (c) Every Global Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form, in capital letters and bold-face type:

         THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

                 (d) If the Depositary is the Depository Trust Company, the Global Certificate authenticated and delivered hereunder shall also bear a legend in substantially the following form, in capital letters and bold-face type:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO

         THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 7.5  Execution and Dating of Certificates.
             ------------------------------------

                 The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Each Preferred Security shall be dated the date of its authentication.

                 One Regular Trustee shall sign the Preferred Security Certificates for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Security Certificates, be a manual signature.

SECTION 7.6  Authentication of Preferred Security Certificates.
             -------------------------------------------------

                 Each Global Certificate shall initially be registered on the books and records of he Trust in the name of Cede & Co., the nominee of The Depositary Trust Company, and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a single Preferred Security for all purposes of this Declaration.

                 A Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The signature shall be conclusive evidence that the Preferred Security Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Regular Trustee, the Institutional

Trustee shall authenticate the Preferred Security Certificates for original issue.

                 The Institutional Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Security Certificates. An authenticating agent may authenticate Preferred Security Certificates whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.7  Definitive Preferred Security Certificates.
             ------------------------------------------

                 (a) Upon the occurrence of an event specified in Section 8.2(a), definitive, fully registered Preferred Security Certificates ("Definitive Preferred Security Certificates") shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities.

                 (b) Upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency.

SECTION 7.8  Temporary Certificates.
             ----------------------

                 Until definitive Certificates are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Institutional Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Regular Trustees consider appropriate for temporary Certificates. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Institutional Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

SECTION 7.9  Registrar, Paying Agent and Conversion Agent.
             --------------------------------------------

                 In the event that the Preferred Securities are not in book entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where Preferred Securities may be presented for registration of transfer or from exchange ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more coregistrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine.
The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Institutional Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Institutional Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent.

                 The Trust initially appoints the Institutional Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities. The Institutional Trustee shall be entitled to the protections of Sections 5.12 and
5.13 and Article IX in its capacity as Registrar, Paying Agent and Conversion Agent.

SECTION 7.10  Paying Agent To Hold Money in Trust.
              -----------------------------------

                 The Trust shall require each Paying Agent other than the Institutional Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Institutional Trustee all money held by the Paying Agent for the payment of principal or distribution on the Securities, and will notify the Institutional Trustee if there are insufficient funds. While any such insufficiency continues, the Institutional Trustee may require a Paying Agent to pay all money held by it to the Institutional Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Institutional Trustee and to account for any money disbursed by it. Upon payment over to the Institutional Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.11  Outstanding Preferred Securities.
              --------------------------------

                 The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Institutional Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 7.11 as not outstanding.

                 If a Preferred Security is replaced or paid pursuant to
Section 8.3, it ceases to be outstanding unless the Institutional Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                 If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                 A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Preferred Security.

SECTION 7.12  Preferred Securities in Treasury.
              --------------------------------

                 In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Institutional Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which the Institutional Trustee knows are so owned shall be so disregarded.

SECTION 7.13  Notices to Clearing Agency.
              --------------------------

                 Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, the Regular Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Preferred Security Holders to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 7.14  Appointment of Successor Clearing Agency.
              ----------------------------------------

                 If the Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 7.15  Deemed Security Holders.
              -----------------------

                 The Trustees and any Agent may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.


                                  ARTICLE VIII

                     TRANSFERS, EXCHANGES AND CANCELLATIONS
                                 OF SECURITIES

SECTION 8.1  General.
             -------
                 (a) Where Preferred Security Certificates are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Institutional Trustee shall authenticate Preferred Security Certificates at the Registrar's request.

                 (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the Terms set forth in Annex I. To the fullest extent permitted by law, any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                 (c) Subject to this Article VIII, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                 (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                 (d) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificates, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

                 (e) The Trust shall not be required (i) to issue, register the transfer of or exchange Preferred Security Certificates during a period beginning at the opening of business 15 days before the day of any selection of Preferred Securities for redemption and ending at 5:00 p.m. (New York City time) on the day of selection, or (ii) to register the transfer or exchange of any Preferred Security so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Security being redeemed in part.

SECTION 8.2  Transfer Procedures and Restrictions for
             Global Certificates.
             ----------------------------------------

                 (a) Notwithstanding any other provision in this Declaration, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a

Global Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Certificate or a nominee thereof or a successor Depositary or a nominee of such successor Depositary, unless (i) such Depositary (x) has notified the Sponsor that it is unwilling or unable to continue as Depositary for such Global Certificate and is not replaced by a successor Depositary approved by the Sponsor within 90 days or
(y) at any time has ceased to be a clearing agency registered under the Exchange Act, or (ii) an Event of Default has occurred and is continuing.

                 (b) The transfer and exchange of Global Certificates or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration and the procedures of the Clearing Agency therefor.

                 (c) Unless and until Definitive Preferred Security Certificates have been issued to the Preferred Security Beneficial owners pursuant to Section 7.7:

                 (i) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners; and

                (ii) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Depositary will make book entry transfers among the Clearing Agency Participants.

SECTION 8.3  Mutilated, Destroyed, Lost or Stolen
             Certificates; Replacement Securities.
             ------------------------------------

                 If the Holder of a Security claims that the Certificate representing such Security has been lost, destroyed or wrongfully taken or if such Certificate is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Institutional Trustee, the Trust shall issue and, in the case of a Preferred Security, the Institutional Trustee shall authenticate a replacement Certificate if the Institutional Trustee's and the Trust's requirements, as the case may be, are met. If required by the Institutional Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Institutional Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Certificate is replaced. The Company may charge for its expenses in replacing a Certificate.

                 In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Sponsor in its discretion may, instead of issuing a new Certificate, pay such Security.

                 Every replacement Certificate is an additional obligation of the Trust.

SECTION 8.4  Cancellation of Preferred Security Certificates.
             -----------------------------------------------

                 The Trust at any time may deliver Preferred Security Certificates to the Institutional Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Institutional Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Institutional Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Institutional Trustee for cancellation or that any Holder has converted.


                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1  Liability.
             ---------

                 (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                 (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the

         Holders of the Securities which shall be made solely from assets of the Trust; or

                (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                 (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                 (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2  Exculpation.
             -----------

                 (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Institutional Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                 (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 9.3  Fiduciary Duty.
             --------------
                 (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Institutional Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                 (b)      Unless otherwise expressly provided herein:

                 (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person or

                (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                 (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                 (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

             (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 9.4  Indemnification.
             ---------------

                 (a)      (i)     The Sponsor shall indemnify, to the full
extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                 (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified by the Sponsor, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this Section 9.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a Quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities of the Trust.

                   (v) Expenses (including attorneys, fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
(ii) of this Section 9.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a Quorum of disinterested Regular Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holders of the Common Securities of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Holders of the Common Securities at the time such determination is made, such Company Indemnified

Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Holders of the Common Securities reasonably determine that such Person deliberately breached his duty to the Trust or the Holders of the Common or Preferred Securities.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Holders of the Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this
Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                 (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

                (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation, conversion or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                   (b) The Sponsor agrees to indemnify the (i) Institutional Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Institutional Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Institutional Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration or the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration and the resignation and removal of such Fiduciary Indemnified Person.

 SECTION 9.5  Outside Businesses.
              ------------------

                 Any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE X

                                   ACCOUNTING

SECTION 10.1  Fiscal Year.
              -----------

                 The fiscal year ("Fiscal Year") of the Trust shall be January 1-December 31, or such other year as is required by the Code.

SECTION 10.2  Certain Accounting Matters.
              --------------------------

                 (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

                 (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                 (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular

Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                 (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3  Banking.
              -------

                 The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Institutional Trustee shall be made directly to the Institutional Trustee Account and no other funds of the Trust shall be deposited in the Institutional Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Institutional Trustee shall designate the signatories for the Institutional Trustee Account.

SECTION 10.4  Withholding.
              -----------

                 The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustee shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI

                            AMENDMENTS AND MEETINGS

ARTICLE 11.1  Amendments.
              ----------

                 (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                 (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee; and

               (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                 (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                 (i) unless, in the case of any proposed amendment, the Institutional Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                 (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Institutional Trustee, the Institutional Trustee shall have first received:

                          (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                 (iii) to the extent the result of such amendment would be to:

                          (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                          (B) reduce or otherwise adversely affect the powers of the Institutional Trustee in contravention of the Trust Indenture Act; or

                          (C) cause the Trust to be deemed to be an Investment Company that is required to be registered under the Investment Company Act.

                 (c) So long as any Securities remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

                 (d) Section 8.1(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

                 (e) Article IV and the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Securities.

                 (f) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                 (i)      cure any ambiguity;

                 (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                 (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 11.2  Meetings of the Holders of Securities;
              Action by Written Consent.
              --------------------------------------

                 (a)      Meetings of the Holders of any class of
Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or quoted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                 (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                 (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or over-the-counter market on which the Preferred Securities are listed or quoted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

             (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

            (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

             (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XII

         REPRESENTATIONS OF INSTITUTIONAL TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.1  Representations and Warranties of
              Institutional Trustee.
              ---------------------------------

                 The Trustee that acts as initial Institutional Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Institutional Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Institutional Trustee's acceptance of its appointment as Institutional Trustee that:

                 (a) The Institutional Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                 (b) The execution, delivery and performance by the Institutional Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Institutional Trustee; and the Declaration has been duly executed and delivered by the Institutional Trustee, and constitutes a legal, valid and binding obligation of the Institutional Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                 (c) The execution, delivery and performance of the Declaration by the Institutional Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Institutional Trustee.

                 (d) At the Closing Date, the Institutional Trustee has not created any liens or encumbrances on such Debentures.

                 (e) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Institutional Trustee, of the Declaration.

SECTION 12.2  Representations and Warranties of Delaware
              Trustee.
              ------------------------------------------

                 The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and at the time of Closing, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                 (a) The Delaware Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                 (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                 (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

                 (d) No consent, approval or authorization of, or registration with or notice to, any state or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

                 (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                 (f) The Delaware Trustee has been authorized to perform its obligations under this Declaration.

                                  ARTICLE XIII

                                 MISCELLANEOUS

SECTION 13.1  Notices.
              -------

                 All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

                 (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                          Walbro Corporation
                          6242 Garfield Street
                          Cass City, MI  48726
                          Tel:  517-872-2131
                          Telecopy:  517-872-2301
                          Attention:  Lambert E. Althaver

                 (b) if given to the Institutional Trustee, at the mailing address set forth below (or such other address as the Institutional Trustee may give notice of to the Holders of the Securities):

                          Bankers Trust Company
                          4 Albany Street
                          New York, NY  10006
                          Tel:  212-250-6382
                          Telecopy:  212-250-6392
                          Attention:  Corporate Market Services

                 (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                          Bankers Trust (Delaware)
                          1001 Jefferson Street
                          Wilmington, DE  19801
                          Attention:  Lisa Wilkens

                 (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                          Walbro Corporation
                          6242 Garfield Street
                          Cass City, MI  48726
                          Tel:  517-872-2131
                          Telecopy:  517-872-2301
                          Attention:  Lambert E. Althaver

                 (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                 All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 13.2  Governing Law.
              -------------

                 This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 13.3  Intention of the Parties.
              ------------------------

                 It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 13.4  Headings.
              --------

                 Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 13.5  Successors and Assigns.
              ----------------------

                 Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 13.6  Partial Enforceability.
              ----------------------

                 If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 13.7  Counterparts.
              ------------

                 This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                 IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the date first above written.


                                                   /s/ Lambert E. Althaver
                                                   ----------------------------
                                                   Lambert E. Althaver,
                                                     as Regular Trustee


                                                   /s/ Michael A. Shope
                                                   ----------------------------
                                                   Michael A. Shope,
                                                     as Regular Trustee


                                                   /s/ Daniel L. Hittler
                                                   ----------------------------
                                                   Daniel L. Hittler,
                                                     as Regular Trustee


                                                   Bankers Trust (Delaware),
                                                     as Delaware Trustee


                                                   By: /s/ M. Lisa Wilkins
                                                      -------------------------
                                                      Name: M. Lisa Wilkins
                                                      Title: Assistant Secretary


                                                   Bankers Trust Company,
                                                     as Institutional Trustee


                                                   By: /s/ Terence Rawlins
                                                      -------------------------
                                                      Name: Terence Rawlins
                                                      Title: Assistant Treasurer


                                                   WALBRO CORPORATION,
                                                     as Sponsor


                                                   By: /s/ Lambert E. Althaver
                                                      -------------------------
                                                      Name: Lambert E. Althaver
                                                      Title: Chairman and Chief
                                                             Executive Officer

                                                                         ANNEX I



                                    TERMS OF
                   8% CONVERTIBLE TRUST PREFERRED SECURITIES
                        8% CONVERTIBLE COMMON SECURITIES



                 Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of February 3, 1997 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Registration Statement):

1.       Designation and Number.
         ----------------------

         (a) "Preferred Securities." 2,400,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Sixty Million Dollars ($60,000,000), plus up to an additional 360,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Nine Million Dollars ($9,000,000) solely to cover over-allotments, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as "8% Convertible Preferred Securities (liquidation amount $25 per Preferred Convertible Security)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed or quoted for trading.

         (b) "Common Securities." 74,227 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Million Eight Hundred and Fifty-Five Thousand Six Hundred and Seventy-Five Dollars ($1,855,675) plus up to an additional 11,134 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the

                 Trust of Two Hundred and Seventy-Eight Thousand Three Hundred and Fifty Dollars ($278,350) to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $25 per Common Security, are hereby designated for the purposes of identification only as "8% Convertible Common Securities (liquidation amount $25 per Convertible Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.
         -------------

         (a) Distributions payable on each Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $25 per Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest and Compounded Interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         (b) Except as otherwise described below, Distributions on the Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures: January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1997, when, as and if available for payment by the Institutional Trustee. The Debenture Issuer has the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Debentures) during any such extended interest payment period. In the event that the Debenture Issuer exercises this right, then, during such period, (a) the Debenture Issuer shall not declare or pay dividends on, or make any distributions or liquidation payments with respect to, or redeem, purchase or acquire any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans or the satisfaction by the Debenture Issuer of its obligations pursuant to any contract or security requiring the Debenture Issuer to purchase shares of the Common Stock, (ii) as a result of a reclassification of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock, (iii) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) stock dividends paid by the Debenture Issuer where the dividend stock is the same stock as that on which the dividend is paid), (b) the Debenture Issuer shall not make any payment of interest on or principal of (or premium, if any, on) or repay, repurchase or redeem any debt securities (including guarantees) issued by the Debenture Issuer which rank pari passu with or junior to the Debentures and (c) the Debenture Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee). Prior to the termination of any such Extension Period, the Debenture Issuer may further extend the interest payment period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the January 15, April 15, July 15 and October 15 prior to the next succeeding payment dates, except as otherwise described in this Annex I to the Declaration. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities being held in book-entry form through The Depository Trust Company (the "Depositary") will be made as described under the heading "Description of the Preferred Securities -- Book Entry Only Issuance -- The Depository Trust Company" in the Registration Statement. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution payment date as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any distribution or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into Common Stock of the Debenture Issuer pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, accrued Distributions will not be paid on Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Preferred Securities except that if any Preferred Security is converted (i) on or after a record date for payment of Distributions thereon, the amount of the Distributions payable on the related payment date with respect to such Preferred Security shall be paid to the converting Holder by the Trust and the Distributions payable on the related payment date with respect to such Preferred Security shall be distributed to the Holder as of such record date, despite such conversion, and (ii) during an Extension Period and after the Institutional Trustee mails a notice of redemption of the Preferred Securities that are converted, accrued and unpaid Distributions through the date of conversion on such Preferred Securities called for redemption shall be distributed to the Holder who converts such Preferred Securities, which Distribution shall be made on the redemption date.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in paragraph 9) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.
         -----------------------------------------

                 In the event of any voluntary or involuntary dissolution, winding-up or termination of the Trust (each a "Liquidation"), the then Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, Distributions in an amount equal to the aggregate of the stated liquidation amount of $25 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, after satisfaction of liabilities to Creditors, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities.

                 If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 below.

4.       Redemption and Distribution.
         ---------------------------

         (a) Upon the repayment of the Debentures, in whole or in part, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event), the proceeds from such repayment or payment shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price equal to the redemption price of such repaid or redeemed Debentures, together with accrued and unpaid Distributions thereon through the date fixed for redemption, payable in cash (the "Redemption Price").

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in paragraph 4(f)(ii) below.

         (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances in relation to a Tax Event described in the following paragraph of this paragraph 4(c), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Debentures held by the Institutional Trustee (w) having an aggregate principal amount equal to the aggregate stated liquidation amount of, (x) an interest rate identical to the Coupon Rate of, (y) accrued and unpaid interest on, and (z) the same record dates for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interest in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of a Tax Event, such dissolution and distribution shall be conditioned on the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and provided, further, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that in the sole judgment of the Debenture Issuer has, or will cause, no adverse effect on the Trust, the Debenture Issuer or the Holders of the Securities ("Ministerial Action"), the Debenture Issuer or the Trust will pursue such Ministerial Action in lieu of dissolution.

                          If in the event of a Tax Event, (i) the Debenture
                 Issuer has received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of such Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interest in the Trust as described in this paragraph 4(c), or (ii) the Regular Trustees shall have been informed by such a tax counsel that it cannot deliver a No Recognition Opinion to the Regular Trustees, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures, in whole or in part, for cash within 90 days following the occurrence of such Tax Event, and promptly following such redemption, Securities shall be redeemed at the Redemption Price on a Pro Rata basis at $25 per security plus accrued and unpaid distributions; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action that has no adverse effect on the Trust, the Holders of Securities or the Debenture Issuer, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

                          "Tax Event" means that the Regular Trustees shall
                 have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination on or after January 29, 1997), in either case after January 29, 1997, there is more than an insubstantial risk that (i) the Trust would be subject to United States federal income tax with respect to income accrued or received on the Debentures, (ii) the Trust would be subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable by the Debenture Issuer to the

                 Trust on the Debentures would not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

                          "Investment Company Event" means that the Regular
                 Trustees shall have received an opinion of a nationally recognized independent counsel experienced in practicing under the Investment Company Act of 1940, as amended (the "1940 Act"), to the effect that, as a result of the occurrence of a change in law or regulation or a written change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after January 29, 1997.

                          On the date fixed for any distribution of Debentures,
                 upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) certificates representing Securities will be deemed to represent beneficial interests in Debentures having an aggregate principal amount equal to the stated liquidation amount, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions, on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date fixed for redemption.

         (e) If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures quoted for trading on the Nasdaq National Market System or on such exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

         (f)     Redemption or Distribution Procedures.
                 -------------------------------------

                   (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof, which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

                 (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice is irrevocable), then, provided that the Debenture Issuer has paid the Institutional Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, the Trust will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Preferred Securities represented by the Global Certificates, and (B) with respect to Preferred

                          Securities issued in definitive form and Common Securities, the Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the amount payable on redemption to the Holders of such Securities upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest thereon. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for purposes of calculating any premium).

                  (iv) In the event of any redemption in part, the Trust shall not be required to (i) issue, register the transfer of or exchange of any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at 5:00 p.m. (New York City time) on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed and (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

                   (v) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in definitive form, the Holders of such certificates and
                          (B) in respect of the Common Securities, the Holder thereof.

                  (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Conversion Rights.
         -----------------

         The Holders of Securities shall have the right at any time prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption (either at the option of the Debenture Issuer or pursuant to a Tax Event), at their option, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of Common Stock of the Debenture Issuer in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock of the Debenture Issuer pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $25 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock of the Debenture Issuer at an initial conversion rate of 1.1737 shares of Common Stock of the Debenture Issuer per $25 principal amount of Debentures (which is equivalent to a conversion price of $21.30 per share of Common Stock of the Debenture Issuer, subject to certain adjustments set forth in the terms of the Debentures (as so adjusted, "Conversion Price")).

         (b) In order to convert Securities into Common Stock of the Debenture Issuer, the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock of the Debenture Issuer should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Debentures on behalf of such Holder, into Common Stock of the Debenture Issuer (at the conversion rate specified in the preceding paragraph). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this paragraph 5. The Conversion Agent shall thereupon notify the Debenture Issuer of the Holder's election to convert such Debentures into shares of Common Stock of the Debenture Issuer. Accrued Distributions will not be paid on Preferred Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions, whether or not in arrears, on converted Preferred Securities except that if any Preferred Security is converted (i) on or after a record date for payment of Distributions thereon, the amount of the Distributions payable on the related payment date with respect to such Preferred Security shall be paid by the converting Holder to the Trust and the Distributions payable on the related payment date with respect to such Preferred Security shall be distributed to the Holder on such record date, despite such conversion, and (ii) during an Extension Period and after the Institutional Trustee mails a Redemption Distribution Notice with respect to the Preferred Securities that are converted, accrued and unpaid Distributions through the date of conversion on such Preferred Securities called for redemption shall be distributed to the Holder who converts such Preferred Securities, which Distribution shall be made on the redemption date fixed for redemption. Except as provided above, neither the Trust nor the Debenture Issuer will make, or be required to make, any payment, allowance or adjustment upon any conversion on account of any accumulated and unpaid Distributions accrued on the Securities (including any Additional Interest or Compounded Interest) surrendered for conversion, or on account of any accumulated and unpaid dividends on the shares of Common Stock of the Debenture Issuer issued upon such conversion. The Debenture Issuer shall make no payment or allowance for distributions on the shares of Common Stock of the Debenture Issuer issued upon such conversion, except to the extent that such shares of Common Stock of the Debenture Issuer are held of record on the record date for any such distributions. Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (New York City time) on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock of the Debenture Issuer issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such Common Stock of the Debenture Issuer at such time. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock of the Debenture Issuer issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance thereof appoints Bankers Trust Company (the "Conversion Agent") for the purpose of effecting the conversion of Securities in accordance with this paragraph 5. In effecting the conversion and transactions described in this paragraph 5, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this paragraph 5 and (ii) to convert all or a portion of the Debentures into Common Stock of the Debenture Issuer and thereupon to deliver such shares of Common Stock of the Debenture Issuer in accordance with the provisions of this paragraph 5 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of Common Stock of the Debenture Issuer will be issued as a result of conversion, but in lieu thereof, such fractional interest will be in cash (based on the last reported sale price of the Common

                 Stock of the Debenture Issuer on the Conversion Date) by the Debenture Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Debenture Issuer shall at all times reserve and keep available out of its authorized and unissued Common Stock out of its authorized and unissued Common Stock of the Debenture Issuer, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock of the Debenture Issuer as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Debenture Issuer shall be entitled to deliver upon conversion of Debentures, shares of Common Stock of the Debenture Issuer reacquired and held in the treasury of the Debenture Issuer (in lieu of the issuance of authorized and unissued shares of Common Stock of the Debenture Issuer), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock of the Debenture Issuer issued upon conversion of the Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of Common Stock of the Debenture Issuer received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes.
                 Each of the Debenture Issuer and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the Common Stock of the Debenture Issuer (and all requirements to list the Common Stock of the Debenture Issuer issuable upon conversion of Debentures that are at the time applicable), in order to enable the Debenture Issuer to lawfully issue Common Stock of the Debenture Issuer to the Trust upon conversion of the Debentures and the Trust to lawfully deliver the Common Stock of the Debenture Issuer to each Holder upon conversion of the Securities.

         (f) The Debenture Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock of the Debenture Issuer on conversion of Debentures and the delivery of the shares of Common Stock of the Debenture Issuer by the Trust upon conversion of the Securities. The Debenture

                 Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock of the Debenture Issuer in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding paragraph 5(f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or the Declaration itself or otherwise require the Institutional Trustee or the Trust to pay any amount on account of such withholdings.

6.       Voting Rights - Preferred Securities.
         ------------------------------------

         (a) Except as provided under paragraph 6(b) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights. No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         (b) Subject to the requirements set forth in this paragraph 6(b), the Holders of a Majority in liquidation amount of the Preferred Securities, voting separately as a class may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee and direct the exercise of any trust or power conferred upon the Institutional Trustee under the Declaration, including the right to direct the Institutional Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, (ii) waive any past default and its consequences that are waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Institutional Trustee shall be under no obligation to revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph 6 unless the Institutional Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Institutional Trustee fails to enforce its rights under the Debentures, to the fullest extent permitted by law, after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may directly institute a legal proceeding against the Debenture Issuer to enforce the Institutional Trustee's rights under the Debentures without first instituting any legal proceeding against the Institutional Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the date fixed for redemption), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder (a "Direct Action") of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action.

         (c) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (d) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Debenture Issuer or any Affiliate of the Debenture Issuer shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

7.       Voting Rights - Common Securities.
         ---------------------------------

         (a) Except as provided under paragraphs 7(b) and (c) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the penultimate sentence of this paragraph 7(c), the Holders of a Majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that are waivable under Section 513 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority in principal amount of Debentures affected thereby, the Institutional Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Institutional Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Institutional Trustee or the Debenture Trustee as set forth above, the Institutional Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under this paragraph 7(c) unless the Institutional Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Institutional Trustee fails to enforce its rights under the Debentures, to the fullest extent permitted by law, after a Holder of Common Securities has made a written request, such Holder of Common Securities may institute a legal proceeding directly against the Debenture Issuer or any other Person to enforce the Institutional Trustee's rights under the Debentures, without first instituting any legal proceeding against the Institutional Trustee or any other Person.

         (d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent.
                 The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

8.       Amendments to Declaration and Indenture.
         ---------------------------------------

         (a) In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 3.10 of the Declaration, then the Holders of Securities as a class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in liquidation amount of the Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Institutional Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination on the Indenture or the Debentures, the Institutional Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority in aggregate principal amount of the Debentures, the Institutional Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided, further, that the Institutional Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Institutional Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       Pro Rata.
         --------

                 A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

10.      Ranking.
         -------

                 The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Institutional Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

11.      Acceptance of Securities Guarantee and Indenture.
         ------------------------------------------------

                 Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.      No Preemptive Rights.
         --------------------

                 The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

13.      Miscellaneous.
         -------------

                 These terms constitute a part of the Declaration.

                 The Debenture Issuer will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Debenture Issuer at its principal place of business.

                                  EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                                                                     EXHIBIT A-1



                           FORM OF PREFERRED SECURITY

                               [FACE OF SECURITY]

         [Include if Preferred Security is in global form: THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.]

         [Include if Preferred Security is in global form and The Depository Trust Company is the Depositary: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
         DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Cert.  No.:                      No. of Preferred Securities:

CUSIP No. 931152201

                              WALBRO CAPITAL TRUST

                      8% Convertible Preferred Securities
          (liquidation amount $25 per Convertible Preferred Security)


                 Walbro Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________________ (the "Holder") is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "8% Convertible Preferred Securities (liquidation amount $25 per Convertible Preferred Security)" (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 3, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Debenture Issuer will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                 Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                 Unless the Institutional Trustee's or an authenticating agent's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.





                                     A-1-2

 IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:  February 3, 1997

                                        WALBRO CAPITAL TRUST


                                        By:________________________
                                           Name:
                                           Title: Regular Trustee




             INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                 This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:

                                        BANKERS TRUST COMPANY,
                                          as Institutional Trustee


                                        By:________________________
                                           Authorized Signatory





                                     A-1-3

                             [REVERSE OF SECURITY]


                 Distributions payable on each Preferred Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $25 per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest and Compounded Interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30- day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

                 Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures:
January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1997, when, as and if available for payment by the Institutional Trustee. The Debenture Issuer has the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Preferred Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Debentures) during any such extended interest payment period. In the event that the Debenture Issuer exercises this right, then, during such period, (a) the Debenture Issuer shall not declare or pay dividends on, or make any distributions or liquidation payments with respect to, or redeem, purchase or acquire any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans or the satisfaction by the Debenture Issuer of its obligations pursuant to any contract or security requiring the Debenture Issuer to purchase shares of the Common Stock,
(ii) as a result of a reclassification of the Debenture Issuer's capital stock or the





                                     A-1-4
exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock,
(iii) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) stock dividends paid by the Debenture Issuer where the dividend stock is the same stock as that on which the dividend is paid), (b) the Debenture Issuer shall not make any payment of interest on or principal of (or premium, if any, on) or repay, repurchase or redeem any debt securities (including guarantees) issued by the Debenture Issuer which rank pari passu with or junior to the Debentures and (c) the Debenture Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee or Common Securities Guarantee). Prior to the termination of any such Extension Period, the Debenture Issuer may further extend the interest payment period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. Notwithstanding anything to the contrary, the Debenture Issuer shall not have the right at any time to defer any Additional Interest, including by extending the interest payment period.

                 Distributions on the Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. The relevant record dates shall be the January 15, April 15, July 15 and October 15 prior to the next such succeeding payment date, except as otherwise described in the Declaration.

  The Preferred Securities shall be redeemable as provided in the Declaration.

                 The Preferred Securities shall be convertible into shares of Common Stock of Walbro Corporation, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of Walbro Corporation, in the manner and according to the terms set forth in the Declaration.

                 Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).





                                     A-1-5

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:



                       (Insert assignee's social security
                         or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints


agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:____________________


__________________________________
(Sign exactly as your name appears
on the other side of this Preferred
Security Certificate)


Signature Guarantee:*  _____________________________





__________________________________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-1-6

                               CONVERSION REQUEST

To:      BANKERS TRUST COMPANY, as Institutional Trustee of Walbro Capital
Trust

                 The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock of WALBRO CORPORATION (the "Common Stock") in accordance with the terms of the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration).

                 The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ____________________

Number of Preferred Securities to be converted: ______________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________




__________________________________
(Sign exactly as your name appears
on the other side of this Preferred
Security certificate) (for
conversion only)





                                     A-1-7

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

______________________________________________
______________________________________________
______________________________________________

Signature Guarantee:*  _________________________________


















__________________________________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     A-1-8

                                  EXHIBIT A-2

                            FORM OF COMMON SECURITY

                                                                     EXHIBIT A-2



                            FORM OF COMMON SECURITY

                               [FACE OF SECURITY]

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT. OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF WALBRO CORPORATION

Certificate Number               Number of Common Securities

                              WALBRO CAPITAL TRUST

                        8% Convertible Common Securities
            (liquidation amount $25 per Convertible Common Security)


                 Walbro Capital Trust, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________________ (the "Holder") is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8% Convertible Common Securities (liquidation amount $25 per Convertible Common Security)" (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of February 3, 1997, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Debenture Issuer will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                 Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                 Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

                 By acceptance, the Holder agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.





                                     A-2-2

                IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:  February 3, 1997

WALBRO CAPITAL TRUST

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: Regular Trustee





                                     A-2-3

                             [REVERSE OF SECURITY]


                 Distributions payable on each Common Security will be fixed at a rate per annum of 8% (the "Coupon Rate") of the stated liquidation amount of $25 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Institutional Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest and Compounded Interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Institutional Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

                 Except as otherwise described below, Distributions on the Common Security Securities will be cumulative, will accrue from the date of initial issuance and will be payable quarterly in arrears, on the following dates, which dates correspond to the interest payment dates on the Debentures:
January 31, April 30, July 31 and October 31 of each year, commencing on April 30, 1997, when, as and if available for payment by the Institutional Trustee. The Debenture Issuer has the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each, an "Extension Period") for each such period; provided that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Common Security Securities would be deferred (though such Distributions would continue to accrue with interest since interest would continue to accrue on the Debentures) during any such extended interest payment period. In the event that the Debenture Issuer exercises this right, then, during such period, (a) the Debenture Issuer shall not declare or pay dividends on, or make any distributions or liquidation payments with respect to, or redeem, purchase or acquire any of its capital stock (other than (i) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans or the satisfaction by the Debenture Issuer of its obligations pursuant





                                     A-2-4
to any contract or security requiring the Debenture Issuer to purchase shares of the Common Stock, (ii) as a result of a reclassification of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock, (iii) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged or (iv) stock dividends paid by the Debenture Issuer where the dividend stock is the same stock as that on which the dividend is paid), (b) the Debenture Issuer shall not make any payment of interest on or principal of (or premium, if any, on) or repay, repurchase or redeem any debt securities (including guarantees) issued by the Debenture Issuer which rank pari passu with or junior to the Debentures and (c) the Debenture Issuer shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Preferred Securities Guarantee or Common Securities Guarantee). Prior to the termination of any such Extension Period, the Debenture Issuer may further extend the interest payment period; provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. Notwithstanding anything to the contrary, the Debenture Issuer shall not have the right at any time to defer any Additional Interest, including by extending the interest payment period.

                 The Common Securities shall be convertible into shares of Common Stock of Walbro Corporation through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures into Common Stock of Walbro Corporation, in the manner and according to the terms set forth in the Declaration.





                                     A-2-5

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

                       (Insert assignee's social security
                         or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  _________________


___________________________________
(Sign exactly as your name appears
on the other side of this Common
Security Certificate)


Signature Guarantee: _______________________





__________________________________

         (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)





                                     A-2-6

                               CONVERSION REQUEST

To:      BANKERS TRUST COMPANY, as Institutional Trustee of Walbro Capital
         Trust


                 The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into Common Stock of WALBRO CORPORATION (the "Common Stock") in accordance with the terms of the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Common Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration).

                 The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _______________________

Number of Common Securities to be converted: ________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________



_________________________________________
(Sign exactly as your name appears on the other side of this Common Security
Certificate) (for conversion only)





                                     A-2-7

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.



_________________________________________
_________________________________________
_________________________________________
_________________________________________

Signature Guarantee: ___________________________________


________________________________

         (Signature must be guaranteed by an "eligible guarantor institution," that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)'





                                     A-2-8

                                   EXHIBIT B

                             SPECIMEN OF DEBENTURE


                                FORM OF SECURITY

                               [FACE OF SECURITY]

                 [Include if Security is in global form:
                 THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

                 [Include if Security is in global form and The Depository Trust Company is the Depositary:
                 UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                               WALBRO CORPORATION

                 8% Convertible Subordinated Debenture Due 2017


No. _______________                                    $_______________________
CUSIP No.

                 WALBRO CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred
to), for value received, hereby promises to pay to __________ or registered
assigns, the principal sum of _______ Dollars ($         ) on January 31, 2017
and to pay interest thereon from April 30, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth in the Indenture), in arrears, on January 31, April 30, July 31 and October 31 (each an "Interest Payment Date") of each year, commencing April 30, 1997, until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at 5:00 p.m. (New York City time) on the regular record date for such interest installment, which shall be the January 15, April 15, July 15 and October 15 next preceding such Interest Payment Date (the "Regular Record Date").

                 Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  February 3, 1997

                                            WALBRO CORPORATION




                                            By: ______________________________
                                                Name:
                                                Title:

[Seal]

Attest:


__________________________



                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


  This is one of the Securities referred to in the within-mentioned Indenture.



Dated:  February 3, 1997                Bankers Trust Company,
                                            as Trustee

                                        By: ______________________________
                                            Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                 This Security is one of a duly authorized issue of securities of the Company designated as its 8% Convertible Subordinated Debenture Due 2017 (herein called the "Securities"), in aggregate principal amount of $61,855,675 (or up to $71,134,025 if the over-allotment option is exercised by the Trust in accordance with the terms and provisions of the Underwriting Agreement), issued and to be issued under an Indenture, dated as of February 3, 1997 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S.C. Section Section 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                 (1) Interest. The Securities shall bear interest at the rate of 8% per annum, from February 3, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein), in arrears, on January 31, April 30, July 31 and October 31 (each an "Interest Payment Date") of each year, commencing April 30, 1997, until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at 5:00 p.m. (New York City time) on the regular record date for such interest installment, which shall be the January 15, April 15, July 15 and October 15 next preceding such Interest Payment Date (the "Regular Record Date"). Interest will compound quarterly and will accrue at the rate of 8% per annum on any interest installment in arrears for more than one quarter or during an extension of an interest payment period as set forth below.

                 The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed per 90-day quarter. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                 If at any time while the Institutional Trustee is the Holder of any Securities, the Trust or the Institutional Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company shall pay as additional interest ("Additional Interest") on the Securities held by the Institutional Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Institutional Trustee after paying any such taxes, duties, assessments or other governmental charges will be not less than the amounts the Trust and the Institutional Trustee would have received had no such taxes, duties, assessments or other governmental charges been imposed.

                 The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                 (2) Option to Extend Interest Payment Period. The Company shall have the right at any time during the term of the Securities to defer interest payments (including Additional Payments) by extending the interest payment period for a period (each, an "Extension Period") not exceeding 20 consecutive quarters; provided, no Extension Period may extend beyond the maturity date of the Securities and at the end of which Extension Period, the Company shall pay all interest then accrued and unpaid (including Additional Interest) together with interest thereon compounded quarterly at the rate specified for the Securities to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company shall (i) not declare or pay dividends on, or make any distributions or liquidation payments with respect to, or redeem, purchase or acquire any of its capital stock (other than (A) purchases or acquisitions of shares of Common Stock in connection with the satisfaction by the company of its obligations under any employee benefit plans or the satisfaction by the Company of its obligations pursuant to any contract or security requiring the Company to purchase shares of Common Stock, (B) as a result of a reclassification of the Company's capital stock or the exchange or conversion of one class or series of the Company's capital stock for another class or series of the Company's capital stock or (C) the purchase of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged) or (D) stock dividends paid by the Company where the dividend stock is the same as that on which the dividend is paid), (ii) not make any payment of interest on or principal of (or premium, if any, on) or repay, repurchase or redeem any debt securities (including guarantees) issued by the Company that rank pari passu with or junior to the Securities and (iii) not make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters; and provided further that no Extension Period may extend beyond the maturity date of the Securities. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period shall be due and payable. Notwithstanding anything to the contrary, the Company shall not have the right at any time to defer any Additional Interest, including by extending the interest payment period.

                 If the Institutional Trustee is the sole Holder of the Securities at the time the Company selects an Extension Period, the Company shall give written notice to the Regular Trustees, the Institutional Trustee and the Trustee of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities would be payable, if not for such Extension Period or (ii) if the Preferred Securities are listed on the Nasdaq National Market or any other stock exchange or quotation system, the date the Regular Trustees are required to give notice to the Nasdaq National Market (or other applicable self-regulatory organization) or to holders of the Preferred Securities of the record date or the date such distributions would be payable if not for such Extension Period, but in any event not less than one Business Day prior to such record date.

                 If the Institutional Trustee is not the sole Holder of the Securities at the time the Company selects an Extension Period, the Company shall give the Holders of the Securities and the Trustee written notice of its selection of such Extension Period at least 10 Business Days prior to the earlier of (i) the next succeeding Interest Payment Date or (ii) the date upon which the Company is required to give notice to the Nasdaq National Market (or any applicable self-regulatory organization) or to Holders of the Securities on the record or payment date of such related interest payment.

                 The quarter in which any notice is given pursuant to paragraphs second and third of this Section 2 shall be counted as one of the 20 quarters permitted in the maximum Extension Period permitted under paragraph one of this Section 2.

                 (3) Paying Agent and Security Registrar. The Trustee will act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                 (4) Redemption. The Securities are redeemable, in whole or in part, at any time or from time to time after February 2, 2000 at the redemption prices (expressed as a percentage of the principal amount of Securities) specified below for the 12 month period commencing February 2 in the year indicated:



                                                              Percentage of
                                                                Principal
                 Year                                             Amount
                 ----                                         -------------
                 2000                                             105.6%
                 2001                                             104.8
                 2002                                             104.0
                 2003                                             103.2
                 2004                                             102.4
                 2005                                             101.6
                 2006                                             100.8
                 2007 and thereafter                              100.0%

plus, in each case, accrued and unpaid interest (including Additional Payments, if any) to the Redemption Date. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

                 The Securities are subject to redemption (in whole or in part), at any time within 90 days, under certain circumstances, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at a redemption price equal to 100% of the principal amount thereof plus accrued but unpaid interest (including Additional Payments, if any) to the Redemption Date. On and after the Redemption Date, interest ceases to accrue on the Securities or portions of them called for redemption.

                 Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register. The Securities in denominations larger than $25 may be redeemed in part but only in integral multiples of $25. In the event of a redemption of less than all of the Securities, the Securities will be chosen for redemption by the Trustee in accordance with the Indenture.

                 If this Security is redeemed subsequent to a Regular Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest will be paid to the person in whose name this Security is registered at the close of business on such record date.

 (5) Sinking Fund. The Securities are not entitled to the benefit of any sinking fund.

                 (6) Subordination. The payment of the principal of, premium, if any, and interest (including Additional Payments, if any) on all Securities is subordinated and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                 (7) Conversion. The Holder of any Security has the right, exercisable at any time after April 4, 1997 and on or before 5:00 p.m. (New York City time) on the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption (either at the option of the Company or pursuant to a Tax Event), to convert the principal amount thereof (or any portion thereof that is an integral multiple of $25) into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 1.1737 shares of Common Stock for each $25 in aggregate principal amount of Securities (equal to a conversion price of $21.30 per share of Common Stock), subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fractional interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock.

                 To convert a Security, a Holder must (i) complete and sign a conversion notice substantially in the form attached hereto, (ii) surrender the Security to a Conversion Agent, (iii) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (iv) pay any transfer or similar tax, if required. If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder shall be required to pay to the Company the interest payable on the subsequent Interest Payment Date and, will be entitled to receive the interest payable on the subsequent Interest Payment Date, on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Notwithstanding the foregoing, if, during an Extension Period, a notice of redemption is mailed pursuant to Section 11.06 of the Indenture and a Security is converted after such mailing but prior to the relevant Redemption Date, all accrued but unpaid interest (including Additional Payments, if any) through the date of conversion shall be paid to the holder of such Security on the Redemption Date. Except as otherwise provided in the immediately preceding two sentences, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Additional Payments, if any) on the Securities being converted, which shall be deemed to be paid in full. If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.07 of the Indenture and this paragraph) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

                 (8) Registration, Transfer, Exchange and Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                 The Securities are issuable only in registered form without coupons in denominations of $25 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                 (9) Persons Deemed Owners. Except as provided in the Indenture, the registered Holder of a Security may be treated as its owner for all purposes.

                 (10) Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                 (11) Defaults and Remedies. The Securities shall have the Events of Default as set forth in Section 5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the holders of at least 25% in aggregate principal amount of the then outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately.

                 The holders of a majority in principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of the acceleration. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Securities are unsecured general obligations of the Company. The Company must furnish annually compliance certificates to the Trustee. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety by, the more complete description thereof contained in the Indenture.

                 (12) Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the

Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                 (13) Trustee Dealings with the Company. The Trustee, in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have, as if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

                 (14) No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                 (15)     Governing Law.  THE INTERNAL LAWS OF THE
STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                 (16) Authentication. The Securities shall not be valid until authenticated by the manual signature of an authorized officer of the Trustee or an authenticating agent.

                 (17) Abbreviations and Defined Terms. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                                   ASSIGNMENT
                                   ----------

FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:




(Insert assignee's social security or tax identification number)



                   (Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Date:  ______________


_________________________________________
(Sign exactly as your name appears on the other side of this Security)


Signature Guarantee:* ____________________





__________________________________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              NOTICE OF CONVERSION

To:  Walbro Corporation

                 The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock (the "Common Stock") of WALBRO CORPORATION (the "Company") in accordance with the terms of the Indenture, between the Company and BANKERS TRUST COMPANY, as Trustee, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date:  ______________

Number of Securities to be converted ($25 or integral multiples thereof): _____________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.


_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________________________________________



________________________________________
(Sign exactly as your name appears on
the Security) (for conversion only)

Please Print or Typewrite Name and
Address, Including Zip Code, and Social
Security or Other Identifying Number.

________________________________________
________________________________________
________________________________________
________________________________________

Signature Guarantee:*  ____________________





__________________________________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan
                                                               (...continued)

______________________
*(...continued)
         association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)